                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549





                                      FORM 8-K/A

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported):  March 15, 1996

                                 BRE PROPERTIES, INC.

- --------------------------------------------------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         Maryland                       0-5305                 94-1722214

- ------------------------------- ------------------------ ----------------------
(STATE OR OTHER JURISDICTION OF (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)

       One Montgomery Street
      Telesis Tower, Suite 2500
      San Francisco, California                              94104-5525

- ------------------------------------------      --------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



                                    (415) 445-6530

- --------------------------------------------------------------------------------
                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (b)  PRO FORMA FINANCIAL INFORMATION

    Included in this amendment is the pro forma financial information required to be filed in connection with the merger of Real Estate Investment Trust of California into the Registrant, which was not available at the time of the filing of the report being amended hereby.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BRE Properties, Inc.,
                                  a Maryland corporation



Date: May 17, 1996                     By:  /s/  LeRoy E. Carlson
                                            ---------------------------
                                            LeRoy E. Carlson
                                            Chief Financial Officer

                                 BRE Properties, Inc.

          Preface to Unaudited Pro Forma Condensed Statements of Operations
                      for the Six Months ended January 31, 1996
                           and the Year ended July 31, 1995



On March 15, 1996 (the "Effective Date"), BRE Properties, Inc., a Delaware corporation ("BRE"), and Real Estate Investment Trust of California, a California real estate investment trust ("RCT"), concluded a series of transactions resulting in the merger of RCT with and into BRE (the "Merger") in accordance with the terms and conditions of the Agreement and Plan of Merger, dated October 2, 1995, among BRE on behalf of itself and BRE Properties, Inc., a Maryland corporation and a wholly owned subsidiary of BRE ("BRE Maryland"), RCT and Real Estate Investment Trust of Maryland, a Maryland real estate investment trust, as amended (the "Merger Agreement"). The Merger was unanimously approved by the boards of both companies and by the requisite vote of the shareholders of both.

Under the terms of the Merger Agreement, each share of beneficial interest of RCT ("RCT Merger Shares") issued and outstanding immediately prior to the Merger was converted into the right to receive 0.57 of a share of the Class A Common Stock of BRE Delaware ("BRE Delaware Stock") in a tax-free transaction. In order to effect such conversion, 5,342,218 shares of the BRE Delaware Stock were issued to those persons who were holders of RCT Merger Shares (the "RCT Shareholders") immediately prior to the effectiveness of the Merger.

Also on the Effective Date and immediately after the effectiveness of the Merger, BRE changed its state of incorporation from Delaware to Maryland pursuant to a reincorporation merger with and into BRE Maryland (the "Reincorporation Merger"). As a result of the Reincorporation Merger, each share of BRE Delaware Stock issued and outstanding immediately after the Merger and immediately prior to the Reincorporation Merger, including those shares held by the former RCT Shareholders as a result of the Merger, was converted into the right to receive one share of the Common Stock of BRE Maryland in a tax-free transaction.

The following unaudited pro forma statements of operations for BRE are presented as if the Merger had been consummated on August 1, 1994. This data further assumes that BRE was reincorporated in Maryland, distributed at least 95% of its taxable income and met all other requirements to qualify as a REIT and, therefore, incurred no federal or state income tax expense during the period from August 1, 1994 to January 31, 1996. The data also presents the effects of the Amended and Restated Non-Employee Director Stock Option Plan as of August 1, 1994. The Merger will be accounted for as an acquisition by BRE under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. In the opinion of BRE's management, all material adjustments necessary to reflect the effects of these transactions have been made.

                                 BRE Properties, Inc.

           Preface to Unaudited Pro Forma Condensed Statements of Operations
                        for the Six Months ended January 31, 1996
                       and the Year ended July 31, 1995 (continued)


The unaudited pro forma statements of operations are presented for comparative purposes only and are not necessarily indicative of what the actual results of operations of BRE would have been for the periods presented had the Merger occurred on those dates, nor do they purport to represent the results for future periods. The unaudited pro forma condensed statements of operations should be read in conjunction with, and are qualified in their entirety by, the respective historical financial statements and notes thereto of BRE and RCT.

                                 BRE Properties, Inc.

                Unaudited Pro Forma Condensed Statement of Operations

                          Six Months ended January 31, 1996



                                                    BRE              RCT          Pro Forma
                                                 Historical       Historical       Merger          BRE as
                                                    (A)              (B)         Adjustments      Adjusted
                                               -------------    -------------   -------------   -------------
                                                (Unaudited)      (Unaudited)
(Dollars in thousands, except per share data)
Revenues:
  Rental                                         $  32,305        $  16,491       $       -       $  48,796
  Interest and other                                 1,489              662               -           2,151
                                               -------------    -------------   -------------   -------------
Total revenues                                      33,794           17,153               -          50,947
                                               -------------    -------------   -------------   -------------

Expenses:
  Real estate expenses                              11,322            5,818             147  (D)     17,287
  Depreciation and amortization                      3,947            2,747              67  (E)      6,761
  Interest expense                                   4,273            3,507             (77) (F)      7,703
  General and administrative                         1,773              429            (649) (G)      1,553
                                               -------------    -------------   -------------   -------------
Total expenses                                      21,315           12,501            (512)         33,304
                                               -------------    -------------   -------------   -------------

Income before gain on sales of investments          12,479            4,652             512          17,643
Net gain (loss) on sales of investments               (899)           9,378               -           8,479
                                               -------------    -------------   -------------   -------------
Net income                                       $  11,580        $  14,030       $     512       $  26,122
                                               -------------    -------------   -------------   -------------
                                               -------------    -------------   -------------   -------------

Net income per share                                 $1.05                                            $1.60
                                               -------------                                    -------------
                                               -------------                                    -------------

Net income                                       $  11,580        $  14,030       $     512       $  26,122
Plus: net loss on sales of investments                 899                -               -             899
Less: net gain on sale of investments                    -           (9,378)              -          (9,378)
Plus: depreciation and amortization                  3,947            2,747              67           6,761
                                               -------------    -------------   -------------   -------------
Funds from operations (H)                        $  16,426        $   7,399       $     579       $  24,404
                                               -------------    -------------   -------------   -------------
                                               -------------    -------------   -------------   -------------

Weighted average shares outstanding                 10,996                -               -          16,353



[Footnotes appear on following pages]

                                 BRE Properties, Inc.

                Unaudited Pro Forma Condensed Statement of Operations

                               Year ended July 31, 1995



                                                    BRE              RCT          Pro Forma
                                                 Historical       Historical       Merger          BRE as
                                                    (A)              (C)         Adjustments      Adjusted
                                               -------------    -------------   -------------   -------------
                                                 (Audited)       (Unaudited)

(Dollars in thousands, except per share data)
Revenues:
  Rental                                         $  60,158        $  32,050      $        -       $  92,208
  Interest and other                                 2,436            1,360               -           3,796
                                               -------------    -------------   -------------   -------------
Total revenues                                      62,594           33,410               -          96,004
                                               -------------    -------------   -------------   -------------

Expenses:
  Real estate expenses                              19,643           10,234             326  (D)     30,203
  Depreciation and amortization                      7,658            5,059             124  (E)     12,841
  Interest expense                                   7,117            6,836            (196) (F)     13,757
  General and administrative                         4,991            1,013          (1,296) (G)      4,708
                                               -------------    -------------   -------------   -------------
Total expenses                                      39,409           23,142          (1,042)         61,509
                                               -------------    -------------   -------------   -------------

Income before gain on sales of investments          23,185           10,268           1,042          34,495
Net gain on sales of investments                     2,370                -               -           2,370
Provision for possible investment losses            (2,000)               -               -          (2,000)
                                               -------------    -------------   -------------   -------------
Net income                                       $  23,555        $  10,268      $    1,042       $  34,865
                                               -------------    -------------   -------------   -------------
                                               -------------    -------------   -------------   -------------

Net income per share                            $    2.15                                         $    2.14
                                               -------------                                    -------------
                                               -------------                                    -------------

Net income                                      $  23,555         $  10,268       $   1,042       $  34,865
Less: net gain on sales of investments             (2,370)                -               -          (2,370)
Plus: depreciation and amortization                 7,658             5,059             124          12,841
Plus: provision for possible investment losses      2,000                 -               -           2,000
                                               -------------    -------------   -------------   -------------
Funds from operations (H)                       $  30,843         $  15,327       $   1,166       $  47,336
                                               -------------    -------------   -------------   -------------
                                               -------------    -------------   -------------   -------------

Weighted average shares outstanding                10,941                -               -           16,264


[Footnotes appear on following pages]

                                 BRE Properties, Inc.

                Unaudited Pro Forma Condensed Statement of Operations
                             Pro Forma Merger Adjustments


(A) Historical operating results of BRE for the periods indicated.

(B) Historical operating results of RCT for the six months ended January 31, 1996 (to correspond to BRE's year-to-date results for the period ending January 31, 1996).

(C) Historical operating results of RCT for the twelve-month period from August 1, 1994 to July 31, 1995 (to correspond to BRE's fiscal year ended July 31, 1995).

(D) Net increase in real estate expenses as a result of the Merger as follows:

                                                     SIX MONTHS
                                                        ENDED              YEAR ENDED
                                                    --------------       --------------
Property management fees paid to outside firms
  by BRE                                             $      (740)         $    (1,450)
Labor and related costs from internalization of
  property management which would have been
  incurred by BRE                                            356                  713
Elimination of amortization of prepaid leasing
  commissions eliminated by purchase
  accounting                                                 (39)                 (77)
Cost of additional earthquake insurance for RCT
  properties                                                  85                  170
Unit enhancement costs (for items such as
  carpets and draperies) capitalized by RCT
  which would have been expensed under
  BRE's accounting policy                                    425                  850
Property tax increase due to California
  Proposition 13 reassessments of RCT
  properties acquired by BRE                                  60                  120
                                                    --------------       --------------
Pro forma adjustment                                 $       147         $        326
                                                    --------------       -------------
                                                    --------------       -------------


    The foregoing data constitutes forward-looking information. Certain of the pro forma adjustments are based on operating synergies and other cost savings expected to be realized from the Merger. The cost and timing of integrating the operations of the two companies are contingencies which are not fully within the control of Management. Accordingly, it cannot be estimated with any certainty as to when the expected cost savings will be realized, and there may be differences between the expected savings and the actual results, which differences could be material.

                                 BRE Properties, Inc.

                Unaudited Pro Forma Condensed Statement of Operations
                       Pro Forma Merger Adjustments (continued)


(E) Increase in depreciation charges due to recording the properties acquired from RCT at BRE's purchase price, and the related depreciation utilizing an estimated useful life of 40 years and a cost basis of approximately $259 million (allocated 80% to buildings and improvements in accordance with BRE's accounting policies), as follows:

                                                  SIX MONTHS
                                                    ENDED                YEAR ENDED
                                                 --------------        --------------
     Pro forma depreciation expense on cost of
        depreciable assets acquired               $     2,814           $     5,183
     Less: RCT historical depreciation                 (2,747)               (5,059)
                                                 --------------        --------------
     Pro forma adjustment                         $        67           $       124
                                                 --------------        --------------
                                                 --------------        --------------

(F) Decrease in interest expense as follows:
                                                   SIX MONTHS
                                                      ENDED              YEAR ENDED
                                                 --------------        --------------
    Elimination of amortization of loan fees
      included in interest expense related to
      deferred loan fees eliminated by
      purchase accounting                        $        77           $      196
                                                 --------------        --------------
     Pro forma adjustment                        $        77           $      196
                                                 --------------        --------------
                                                 --------------        --------------


                                 BRE Properties, Inc.

                Unaudited Pro Forma Condensed Statement of Operations
                       Pro Forma Merger Adjustments (continued)


(G) Net general and administrative cost savings derived from the actual historical costs for those items which are expected to be eliminated or reduced as a result of the Merger, the internalization of property management for BRE multifamily and commercial investments, and the changes in the BRE Amended and Restated Non-Employee Director Stock Option Plan, as follows:

                                                  SIX MONTHS
                                                     ENDED               YEAR ENDED
                                                 --------------        --------------
Costs related to internal property management
  charged to real estate expenses above           $        185          $        369
Professional fees                                           54                   108
Elimination of RCT's corporate office                      100                   200
Salaries and benefits                                       82                   165
Trustees' fees                                              60                   119
Franchise taxes (assumed reincorporation in
  Maryland)                                                 75                   150
Shareholder reporting                                       38                    75
Other                                                       55                   110
                                                 --------------        --------------
Pro forma adjustment                              $        649          $      1,296
                                                 --------------        --------------
                                                 --------------        --------------


    The foregoing data constitutes forward-looking information. Certain of the pro forma adjustments are based on operating synergies and other cost savings expected to be realized from the Merger. The cost and timing of integrating the operations of the two companies are contingencies which are not fully within the control of Management. Accordingly, it cannot be estimated with any certainty as to when the expected cost savings will be realized, and there may be differences between the expected savings and the actual results, which differences could be material.

                                BRE Properties, Inc.

                Unaudited Pro Forma Condensed Statement of Operations
                      Pro Forma Merger Adjustments (continued)



(H) Funds from operations ("FFO") is defined as net income computed in accordance with generally accepted accounting principles, excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization, and after similar adjustments to income from unconsolidated partnerships and joint ventures. BRE and RCT each considers FFO in evaluating property acquisitions and operating performance, and believes that FFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the company's operating performance and liquidity. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs. BRE and RCT are in compliance with the FFO White Paper adopted by the National Association of Real Estate Investment Trusts in 1995.

                                 BRE Properties, Inc.

                Preface to Unaudited Pro Forma Condensed Balance Sheet

                                   January 31, 1996


The following unaudited pro forma condensed balance sheet is presented as if the Merger had been consummated on January 31, 1996. The Merger will be accounted for as an acquisition by BRE under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. In the opinion of BRE's management, all material adjustments necessary to reflect the effects of this transaction have been made as explained in the notes to the condensed balance sheet.

The unaudited pro forma condensed balance sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of BRE would have been at January 31, 1996, nor does it purport to represent the future financial position of BRE. The unaudited pro forma condensed balance sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of BRE and RCT.

                                 BRE Properties, Inc.

                     Unaudited Pro Forma Condensed Balance Sheet

                                   January 31, 1996



                                                    BRE              RCT          Pro Forma
                                                 Historical       Historical       Merger          BRE as
                                                    (A)              (B)         Adjustments      Adjusted
                                               -------------    -------------   -------------   -------------
                                                (Unaudited)      (Unaudited)

ASSETS
Equity investment in real estate, net            $ 321,552       $  191,221      $   68,975  (C) $  581,748
Other assets, including cash                        34,936           15,910          (4,897) (C)
                                                                                       (942) (C)
                                                                                     (2,781) (D)     42,226
                                               -------------    -------------   -------------   -------------
Total assets                                     $ 356,488       $  207,131      $   60,355      $  623,974
                                               -------------    -------------   -------------   -------------
                                               -------------    -------------   -------------   -------------
LIABILITIES
Accounts payable and other liabilities               3,494            2,419           2,300  (C)      8,213
Mortgages and other notes payable                  112,176           91,712               -         203,888
                                               -------------    -------------   -------------   -------------
Total liabilities                                  115,670           94,131           2,300         212,101
                                               -------------    -------------   -------------   -------------

SHAREHOLDERS' EQUITY
Common shares                                          109                -              54  (E)        163
Additional paid-in capital                         212,246          116,140          57,642  (E)
                                                                                     (2,781) (D)    383,247

Distributions less than/(in excess of) earnings
  and realized gain on sales of properties          28,463           (3,140)          3,140  (E)     28,463
                                               -------------    -------------   -------------   -------------
Total shareholders' equity                         240,818          113,000          58,055         411,873
                                               -------------    -------------   -------------   -------------
Total liabilities and shareholders' equity       $ 356,488       $  207,131      $   60,355      $  623,974
                                               -------------    -------------   -------------   -------------
                                               -------------    -------------   -------------   -------------

 [Footnotes appear on following pages]

                                 BRE Properties, Inc.

                     Unaudited Pro Forma Condensed Balance Sheet
                             Pro Forma Merger Adjustments


(A) Historical Balance Sheet of BRE as of January 31, 1996.

(B) Historical Balance Sheet of RCT as of January 31, 1996.

(C) Adjustments to record the assets acquired and liabilities assumed in the Merger in accordance with the purchase method of accounting, based upon a purchase price of $275.2 million, which assumes a value of $32.54 per share of BRE Common Stock issued as consideration, as follows:


                                                                             Purchase
                                                                               Price
                                                           Prior Basis       Adjustment         Total
                                                         ---------------   --------------    -----------

Issuance of shares of BRE Common Stock                    $         -       $ 173,836        $  173,836
Assumption of mortgage and other notes payable                 91,712               -            91,712
Other liabilities assumed or incurred                           2,419           2,300             4,719
Property acquisition costs, including title, legal and
  environmental due diligence                                       -           4,897             4,897
                                                         ---------------   --------------    -----------
Basis in acquired assets                                  $    94,131       $ 181,033           275,164
                                                         ---------------   --------------
                                                         ---------------   --------------

Less historical cost of $207,131 net of $942 of
  amortized leasing costs and loan fees eliminated by
  purchase accounting                                                                         (206,189)
                                                                                             -----------
Excess of basis in net assets acquired over historical
  cost                                                                                       $  68,975
                                                                                             -----------
                                                                                             -----------

Composition of pro forma adjustment:
  Equity investment in real estate, net                                                      $  68,975
  Payment of property acquisition costs
    (assumed paid on merger date)                                                               (4,897)
  Other liabilities incurred                                                                    (2,300)
  Elimination of unamortized leasing costs and loan fees                                          (942)
                                                                                             -----------
Net equity resulting from acquisition                                                        $  60,836
                                                                                             -----------
                                                                                             -----------


    (D) Adjustment to record payment of $2,781 of the costs of stock issuance charged to equity.

                                 BRE Properties, Inc.

                     Unaudited Pro Forma Condensed Balance Sheet
                       Pro Forma Merger Adjustments (continued)


(E) Adjustments to BRE capital accounts to record the issuance of 5,342,218 shares of BRE Common Stock at $32.54 per share, in exchange for all of the outstanding RCT Shares.

                                                                 Distributions
                                  Common         Paid-In         in Excess of
                                  Shares         Capital            Earnings        Total
                                -------------  -------------     -------------  -------------

Issuance of BRE Common Stock      $     54       $ 173,782        $        -      $ 173,836
RCT Shares                               -        (116,140)            3,140       (113,000)
                                -------------  -------------     -------------  -------------
                                  $     54       $  57,642        $    3,140         60,836
                                -------------  -------------     -------------
                                -------------  -------------     -------------
Less: costs of stock issuance                                                        (2,781)
                                                                                -------------
Net adjustment to
  shareholders' equity                                                            $  58,055
                                                                                -------------
                                                                                -------------
